                                                                   EXHIBIT 10.47
     THIS WARRANT AND ANY SHARES OF STOCK OBTAINABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE'S SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION THEREFROM.

     THIS WARRANT AND ANY SHARES OF STOCK OBTAINABLE UPON ITS EXERCISE ARE SUBJECT TO CERTAIN TRANSFER AND VOTING RESTRICTIONS PURSUANT TO A STOCKHOLDERS AGREEMENT, DATED AS OF MARCH 23, 1999 (AS AMENDED AND MODIFIED FROM TIME TO TIME), AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

                                  ZEFER CORP.

                            STOCK PURCHASE WARRANT
                            ----------------------

Date of Issuance: January 25, 2000                         Certificate No. W-P-3

          FOR VALUE RECEIVED, ZEFER Corp., a Delaware corporation (the "Company"), hereby grants to GTCR Capital Partners, L.P., a Delaware limited
 -------
partnership, or its registered assigns (the "Registered Holder") the right to
                                             -----------------
purchase from the Company, at any time or from time to time during the Exercise Period (as defined in Section 1A below), (i) up to 401.30 shares (as such number of shares shall be adjusted from time to time in accordance with Section 2 hereof) of the Company's Class A Preferred Stock, par value $.01 per share, at a per share purchase price equal to the "Exercise Price" (as defined in Section 5
                                       --------------
below). This Warrant is issued pursuant to the terms of that certain Warrant Agreement, dated as of November 24, 1999 (as amended and modified from time to time), between the Company and GTCR Capital Partners, L.P. (the "Warrant
                                                                 -------
Agreement") and is one of the "Warrants" described therein.  Certain capitalized
---------
terms used herein and not otherwise defined are defined in Section 5 hereof.
Any capitalized terms used in this Warrant but not defined herein shall have the meaning ascribed to such term in the Warrant Agreement. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price to be paid for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

          For income tax purposes, the value of this Warrant on the date hereof is $401,300.

          This Warrant is subject to the following provisions:

          Section 1.  Exercise of Warrant.
                      -------------------

          1A.   Exercise Period. The Registered Holder may exercise, in whole or
                ---------------
part, the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance hereof and prior to the tenth anniversary thereof (the "Exercise Period"). The Company shall give the Registered Holder
              ---------------
written notice of the expiration of the Exercise Period at least 30 days but not more than 90 days prior to the end of the Exercise Period.

          1B.   Exercise Procedure.
                ------------------

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):
                                                      -------------

                (a) a completed Exercise Agreement, as described in Section 1C below, executed by the Person exercising all or any portion of the purchase rights represented by this Warrant (the "Purchaser");
                                              ---------

                (b) this Warrant; and

                (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II
                                                                      ----------
     hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 7 hereof.

          (ii) Certificates evidencing the Warrant Shares purchased upon exercise of all or any portion of this Warrant shall be delivered by the Company to the Purchaser within five business days after date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

          (iii) The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Warrant Shares at the Exercise Time.

          (iv) The issuance of certificates evidencing Warrant Shares upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares. Each Warrant Share issuable upon exercise of this Warrant shall be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

          (v) The Company shall not close its books against the transfer of this Warrant or of any Warrant Share issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Shares obtainable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

          (vi) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

          (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company (whether by merger, sale of stock or otherwise), the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or the sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

          (viii) The Company shall at all times reserve and keep available out of its authorized capital stock the number of shares of its Preferred Stock issuable upon the exercise of this Warrant solely for the purpose of issuance upon the exercise of this Warrant. The Company shall take all such actions as may be necessary to assure that all such Warrant Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which the Warrant Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of its Preferred Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of this Warrant.

          1C.  Exercise Agreement.   Upon any exercise of this Warrant, a
               ------------------
completed Exercise Agreement substantially in the form of Exhibit I attached
                                                          ---------
hereto, executed by the Person exercising all or any portion of the purchase rights represented by this Warrant, shall be delivered to the Company; provided
                                                                       --------
that, if the Warrant Shares are to be issued to a Person other than the Person whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates evidencing the Warrant Shares are to be issued; provided further, if the number of Warrant Shares to be issued
                  -------- -------
does not include all the Warrant Shares obtainable hereunder, the Exercise Agreement shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

          Section 2.  Adjustment of Exercise Price and Number of Shares.  In
                      -------------------------------------------------
order to prevent dilution of the rights granted under this Warrant, the Exercise Price and the number of Warrant Shares obtainable upon exercise of this Warrant shall each be subject to adjustment from time to time as provided in this
Section 2.

          2A.  Subdivision or Combination of Stock.  If the Company at any time
               -----------------------------------
subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Preferred Stock, then the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) its outstanding shares of Preferred Stock, then the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

          2B.  Reorganization, Reclassification, Consolidation, Merger or Sale.
               ---------------------------------------------------------------
Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, which in each case is effected in such a way that the holders of its outstanding shares of Preferred Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for such Preferred Stock, is referred to herein as an "Organic Change."
                                                                --------------
Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holder of this Warrant) to insure that the Registered Holder of this Warrant shall thereafter have the right to obtain and receive, in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore obtainable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of this Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holder of this Warrant) with respect to the Registered Holder's rights and interests to insure that the provisions of this Section 2 and Sections 3 and 4 hereof shall thereafter be applicable to this Warrant (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company and in which the value of the Warrant Shares as reflected by the terms of such transaction is less than the Exercise Price in effect immediately prior to such transaction, an immediate adjustment of the Exercise Price and a corresponding immediate adjustment in the number of Warrant Shares obtainable and receivable upon exercise of this Warrant). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Registered Holder of this Warrant), the obligation to deliver to the Registered Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

          2C.  Certain Events.  If any event occurs of the type contemplated by
               --------------
the provisions of this Section 2 but not expressly provided for by such provisions, then the Company's board of directors shall make an appropriate adjustment in the Exercise Price and an appropriate adjustment in the number of Warrant Shares obtainable upon exercise of this Warrant so as to protect the rights of the holders of this Warrant; provided that no such adjustment shall
                                       --------
increase the Exercise Price or decrease the number of Warrant Shares obtainable as otherwise determined pursuant to this Section 2.

             2D.    Notices.
                    -------

               (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

               (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Preferred Stock, (B) with respect to any pro rata subscription offer to holders of the Preferred Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation. The Company shall also give written notice to the Registered Holder at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

          Section 3.  Liquidating Dividends.  If the Company declares or pays a
                      ---------------------
dividend upon the Preferred Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Preferred Stock (a "Liquidating Dividend"), then the Company shall pay to the
                       --------------------
Registered Holder of this Warrant at the time of payment thereof the Liquidating Dividend which would have been paid to the Registered Holder on the Warrant Shares had this Warrant been fully exercised immediately prior to the date on which the record was taken for such Liquidating Dividend or, if no record was taken, the date as of which the record holders of Preferred Stock entitled to such dividends are to be determined.

          Section 4.  Purchase Rights.  If at any time the Company grants,
                      ---------------
issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of its shares of Preferred Stock (the "Purchase Rights"), then the Registered Holder of
                                ---------------
this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of Warrant Shares obtainable upon complete exercise of this Warrant immediately before the date on which the record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of its shares of Preferred Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          Section 5.  Definitions.  The following terms have meanings set forth
                      -----------
below:
          "Preferred Stock" means the Company's Class A Preferred Stock, par
           ---------------
value $.01 per share.

          "Exercise Price" means $.01 per share, which is deemed paid upon the
           --------------
issuance of this Warrant by virtue of the making of the Subsequent Loan on the date hereof.

          "Convertible Securities" means any stock or securities (directly or
           ----------------------
indirectly) convertible into or exchangeable for shares of Preferred Stock.

          "Options" means any rights or options to subscribe for or purchase
           -------
shares of Preferred Stock and/or Convertible Securities.

          "Person" means an individual, a partnership, a joint venture, a
           ------
corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Stockholders Agreement" shall mean that certain Stockholders
           ----------------------
Agreement dated as of March 23, 1999 (as amended and modified from time to time), by and among the Company and certain of its stockholders.

          "Warrant Share" means any share of Preferred Stock obtained or
           -------------
obtainable upon the exercise of this Warrant; provided that, if there is a
                                              --------
change such that the securities issuable upon exercise of this Warrant are issued by an entity other than the Company or there is a change in the type or class of securities so issuable, then the term "Warrant Share" shall mean one share of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

          "Warrant Shares" means, collectively, each Warrant Share obtained or
           --------------
obtainable upon the exercise of this Warrant.

          Section 6.  No Voting Rights; Limitations of Liability.  This Warrant
                      ------------------------------------------
shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of the Registered holder for any further payment in respect of the Warrant Shares or as a stockholder of the Company.

          Section 7.  Warrant Transferable.  Subject to the transfer conditions
                      --------------------
referred to in the legend imprinted hereon and in the Stockholders Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II attached hereto) at the
                                             ----------
principal office of the Company.

          Section 8.  Warrant Exchangeable for Different Denominations.  This
                      ------------------------------------------------
Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each such new Warrant shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the
                                   ----------------
number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein collectively as the "Warrant."
                     -------

          Section 9.  Replacement.  Upon receipt of evidence reasonably
                      -----------
satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Warrant and/or any certificate evidencing Warrant Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that, if the holder is a financial
                             --------
institution or other institutional investor, its own agreement shall be satisfactory) or, in the case of any such mutilation, upon surrender of this Warrant and/or such certificate (as applicable), the Company shall (at its expense) execute and deliver, in lieu of this Warrant and/or such certificate, a new Warrant and/or certificate of like kind representing the same rights represented by, and dated the date of, such lost, stolen, destroyed or mutilated Warrant and/or certificate (as applicable).

          Section 10. Notices.  Except as otherwise expressly provided herein,
                      -------
all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U. S. Mail (i) to the Company at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

          Section 11. Amendment and Waiver.  Except as otherwise provided
                      --------------------
herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the holder(s) of a majority of the purchase rights represented by this Warrant.

          Section 12. Descriptive Headings.  The descriptive headings of the
                      --------------------
several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

          Section 13. Governing Law.  This Warrant shall be governed by, and
                      -------------
shall be construed and enforced in accordance with, the laws of the State of Illinois without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

                              *     *     *     *

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers and dated as of the Date of Issuance.


                                        ZEFER CORP.

                                        By:    /s/ Sean Mullaney
                                             -----------------------------------

                                        Its: ___________________________________



Attest:


By:  ____________________________
Its: Secretary

                                                                       EXHIBIT I
                                                                       ---------

                              EXERCISE AGREEMENT
                              ------------------


To:  ZEFER Corp.                        Dated:

          The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-P-3), hereby elects to purchase ________ shares of Preferred Stock obtainable under such Warrant, the purchase price of $.01 per share having previously been paid.



                                   Signature:    ____________________________

                                   Name:         ____________________________

                                   On behalf of: ____________________________

                                   Its:          ____________________________

                                   Address:

                                                                      EXHIBIT II
                                                                      ----------

                                  ASSIGNMENT
                                  ----------


          FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-P-3) with respect to the number of Warrant Shares set forth below and covered thereby, unto:

Names of Assignee          Address         Class of Shares        No. of Shares
-----------------          -------         ---------------        -------------



Dated:                                  Signature  _______________________

                                                   _______________________

                                        Witness    _______________________